OAKWOOD MORTGAGE INVESTORS, INC. 1999-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                       Sep-00


                              Scheduled Principal Balance of Contracts
--------------------------------------------------------------------------------------------
Beginning                                                                     Ending
Principal         Scheduled    Prepaid         Liquidated      Loans          Principal
Balance           Principal    Principal       Principal       Repurchased    Balance
--------------------------------------------------------------------------------------------
281,596,560.56  (335,129.62)  (716,018.32)   (2,736,727.79)    0.00           277,808,684.83
============================================================================================


Scheduled                  Scheduled                    Amount
Gross         Servicing    Pass Thru     Pass-Through   Available for   Limited     Total
Interest      Fee          Interest      Proceeds       Distribution    Guarantee   Distribution
------------------------------------------------------------------------------------------------
2,454,869.42  234,663.80   2,220,205.62  1,822,224.81   5,328,242.17    119,645.52  5,447,887.69
================================================================================================


                                Certificate Account
--------------------------------------------------------------------------------------
 Beginning              Deposits                             Investment     Ending
  Balance       Principal        Interest    Distributions    Interest      Balance
--------------------------------------------------------------------------------------
372,138.07    3,787,387.60    2,461,226.78   (4,562,508.97)    1,755.09   2,059,998.57
======================================================================================



                        P&I Advances at Distribution Date
---------------------------------------------------------------------------
      Beginning             Recovered          Current            Ending
       Balance              Advances          Advances           Balance
---------------------------------------------------------------------------
    3,010,099.13         -3,010,099.13      2,736,822.52       2,736,822.52
===========================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 1999-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:


Class B Crossover Test                                                                     Test Met?
-------------------------------------------------------------------                        ---------
(a) Remittance date on or after December 2003                                                    N


(b) Average 60 day Delinquency rate <=           5.5%                                            N




(d) Cumulative losses do not exceed the following

percent of the intitial principal balance of all Certificates

                Jan. 2004 - June 2005            7%                                              N
                July 2005 - June 2006            8%                                              N
                July 2006 - Dec. 2007            9.5%                                            N
                Dec 2007 and After               10.5%                                           N


(e) Current realized loss ratio <=               3.00%                                           Y

(f) Does Subordinated Certificate percentage equal or
     exceed                                      40.251%
     of Pool Scheduled Principal Balance

                Beginning M balance                                          36,812,000.00

                Beginning B-1 balance                                        16,004,000.00

                Beginning B-2 balance                                        20,807,916.00
                                                                   ------------------------
                                                                             73,623,916.00
                                                                   ------------------------
                Divided by beginning pool
                balance                                                     281,596,560.56
                                                                                   26.145%       N



Average 60 day delinquency ratio:


                           Over 60s           Pool Balance            %
                      --------------------------------------------------------

Current Mo                 17,536,149.72          277,808,684.83    6.31%
1st Preceding Mo           17,822,887.49          281,596,560.56    6.33%
2nd Preceding Mo           17,148,845.35          283,681,177.27    6.05%
                                                      Divided by      3
                                                                 -------------
                                                                    6.23%
                                                                 =============












Cumulative loss ratio:

                       Cumulative losses            3,908,143.12
                                         ------------------------
Divided by Initial Certificate Principal          320,093,916.00    1.221%
                                                                 =============





Current realized loss ratio:
                      Liquidation                 Pool
                            Losses               Balance
                      -------------------------------------------

Current Mo                    914,502.98          281,596,560.56
1st Preceding Mo              451,748.63          283,681,177.27
2nd Preceding Mo              479,576.07          286,379,574.61
                      -------------------------------------------
                            1,845,827.68          283,885,770.81    2.601%
                                                                 =============

OAKWOOD MORTGAGE INVESTORS, INC. 1999-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                                   Sep-00


                                                                         Delinquency Analysis

                                                           31 to 59 days              60 to 89 days              90 days and Over
                   No. of          Principal                       Principal                  Principal                  Principal
                   Loans            Balance             #          Balance          #         Balance          #          Balance
                --------------------------------------------------------------------------------------------------------------------
Excluding Repos     6,303       268,066,346.88        194       6,568,892.60       72       2,819,687.88      116       5,144,133.60
          Repos       251         9,742,337.95          2         113,400.96       11         408,477.13      237       9,163,851.11
                --------------------------------------------------------------------------------------------------------------------
          Total     6,554       277,808,684.83        196       6,682,293.56       83       3,228,165.01      353      14,307,984.71
                ====================================================================================================================



                                                                                    Repossession Analysis
                                    Active Repos                         Reversal       Current Month
      Total Delinq.                  Outstanding                       (Redemption)        Repos                Cumulative Repos
               Principal                   Principal                    Principal            Principal                  Principal
   #            Balance          #          Balance           #          Balance      #      Balance            #       Balance
------------------------------------------------------------------------------------------------------------------------------------
  382        14,532,714.08      251       9,742,337.95        0           0.00       71    2,769,196.72        657    23,052,419.02
  250         9,685,729.20
---------------------------
  632        24,218,443.28
===========================
 9.6%                8.72%
===========================

OAKWOOD MORTGAGE INVESTORS, INC. 1999-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                                               Sep-00

REPOSSESSION LIQUIDATION REPORT

                                         Liquidated                                                                       Net
     Account      Customer               Principal          Sales           Insur.         Total       Repossession   Liquidation
FHA? Number         Name                  Balance          Proceeds        Refunds       Proceeds        Expenses       Proceeds
---------------------------------------------------------------------------------------------------------------------------------
      1834449 MATTHEW HUFFMAN            60,067.40        51,150.00       1,241.87       52,391.87      11,334.50       41,057.37
      1835495 STEVE SILVER               36,302.61        34,900.00           0.00       34,900.00       6,887.00       28,013.00
      1858836 JACK W BLAIR               52,327.23        54,150.00         437.90       54,587.90      11,424.50       43,163.40
      1906379 THOMAS G CATTERTON         46,468.14        46,750.00         410.06       47,160.06      11,202.50       35,957.56
      1162544 LINDA K THOMPSON           38,157.84        39,150.00           0.00       39,150.00      10,974.50       28,175.50
      1835966 TRACY BENNETT              32,086.90        34,000.00           0.00       34,000.00       6,860.00       27,140.00
      1838242 APRIL MASON                50,629.55        46,050.00           0.00       46,050.00      11,181.50       34,868.50
      1841436 TANYUA O GOFF              26,221.47        26,400.00           0.00       26,400.00       6,632.00       19,768.00
      1842707 RICHARDO D MURRAY          28,555.92        30,900.00           0.00       30,900.00       6,767.00       24,133.00
      1845585 ROBERTA LOCKETT            30,468.84        31,150.00           0.00       31,150.00       6,774.50       24,375.50
      1848142 DAN D THOMASON             47,863.06        45,750.00           0.00       45,750.00      11,172.50       34,577.50
      1848514 CHARLES S KING             18,974.35        22,400.00         261.17       22,661.17       6,512.00       16,149.17
      1852508 STEPHEN W HALL             34,209.48        31,000.00           0.00       31,000.00       6,770.00       24,230.00
      1854314 PRISCILLA A HANSLEY        37,743.14        32,500.00       2,312.67       34,812.67       6,815.00       27,997.67
      1856657 DAVID MESSER               23,811.99        25,000.00           0.00       25,000.00       6,590.00       18,410.00
      1866292 JERIAH WILLIAMS            24,838.04        26,900.00           0.00       26,900.00       6,647.00       20,253.00
      1872944 DAVID M FOGTMAN            20,359.23        21,610.00           0.00       21,610.00       6,488.30       15,121.70
      1875210 SHIRLEY D KEEL             13,759.92        18,500.00         562.64       19,062.64       6,395.00       12,667.64
      1875715 KIMBERLY M GARRETT         30,099.85        30,500.00         665.45       31,165.45       6,755.00       24,410.45
      1878974 DANNY R HICKMAN            31,840.74        29,900.00         357.12       30,257.12       6,737.00       23,520.12
      1892173 ALVIN R COTTON             31,446.51        28,900.00       1,865.55       30,765.55       6,707.00       24,058.55
      1899103 MARY K DONALD              47,583.71        49,150.00       1,209.65       50,359.65      11,274.50       39,085.15
      1899384 MIKE L PETRIE              33,225.21        30,400.00         653.54       31,053.54       6,752.00       24,301.54
      1899632 JESSICA L KENNEDY          18,663.93        20,670.31         351.84       21,022.15       6,460.11       14,562.04
      1900554 CHARLES R AYERS            31,814.43        30,750.00           0.00       30,750.00      10,722.50       20,027.50
      1903087 ANTONIO T GOMEZ             7,682.39        10,500.00       1,303.85       11,803.85       6,155.00        5,648.85
      1914795 LOUIS SARTORI              80,348.55        70,371.75           0.00       70,371.75       2,450.00       67,921.75
      1916923 JEANSONNE L FLOYD          24,919.53        23,900.00         641.68       24,541.68       6,557.00       17,984.68
      1918887 SYLVIA COLEMAN             29,704.92        25,750.00         925.59       26,675.59       6,612.50       20,063.09
      1919125 WADE C STEWART             26,931.04        27,400.00         708.94       28,108.94       6,662.00       21,446.94
      1919448 GREG A MONTGOMERY          46,111.37        42,900.00         391.38       43,291.38       7,127.00       36,164.38
      1921352 FLORENTINO B HERNANDEZ     37,841.05        33,900.00         350.88       34,250.88       6,857.00       27,393.88
      1923366 CLAUDE W KING              36,898.18        39,150.00           0.00       39,150.00      10,974.50       28,175.50
      1923374 DOROTHY SCIPIO             22,012.68        24,400.00           0.00       24,400.00       6,572.00       17,828.00
      1924661 JOE BLOUNT                 24,342.27        23,500.00         491.91       23,991.91       6,545.00       17,446.91
      1924927 DORIS M MUDD               15,615.62        21,900.00           0.00       21,900.00       6,497.00       15,403.00
      1927409 ANTHONY M WILLIAMS         18,350.10        19,900.00         526.53       20,426.53       6,437.00       13,989.53
      1927730 TIMOTHY L LAIRD            20,553.30        21,928.00          77.01       22,005.01       6,497.84       15,507.17
      1928241 LEE A GRUVER               34,415.14        34,300.00       2,295.34       36,595.34       6,869.00       29,726.34
      1930775 ROBERT WILLIAMS            28,907.78        29,100.00           0.00       29,100.00       6,713.00       22,387.00
      1931120 WANDA D HILL               33,609.45        35,650.00       2,778.14       38,428.14      10,869.50       27,558.64
      1931393 PHYLLIS FLANNIGAN          39,061.53        38,900.00         348.48       39,248.48       7,007.00       32,241.48
      1932292 CASIE R DAVIS              28,946.41        31,800.00         736.57       32,536.57       6,794.00       25,742.57
      1933373 HERSCHEL SCALF             16,306.06        21,800.00           0.00       21,800.00       6,494.00       15,306.00
      1933464 ANNA HUX                   26,909.45        27,900.00           0.00       27,900.00       6,677.00       21,223.00
      1935709 JOHN J VANDERLINDE         30,767.06        30,400.00           0.00       30,400.00       6,752.00       23,648.00
      1936939 KATRINA M WHITFIELD         6,741.32         2,500.00           0.00        2,500.00       1,100.00        1,400.00
      1937762 RONALD A WHITE             19,055.40        20,900.00       1,155.36       22,055.36       6,467.00       15,588.36


                                           Net           Current
  Unrecov.         FHA Insurance        Pass Thru       Period Net     Cumulative
  Advances            Coverage          Proceeds        Gain/(Loss)    Gain/(Loss)
----------------------------------------------------------------------------------
  9,044.27               0.00           32,013.10       (28,054.30)
  5,677.11               0.00           22,335.89       (13,966.72)
  4,710.74               0.00           38,452.66       (13,874.57)
  2,029.89               0.00           33,927.67       (12,540.47)
  3,247.86               0.00           24,927.64       (13,230.20)
  2,731.51               0.00           24,408.49        (7,678.41)
  4,720.21               0.00           30,148.29       (20,481.26)
  2,923.98               0.00           16,844.02        (9,377.45)
  3,191.58               0.00           20,941.42        (7,614.50)
  4,556.13               0.00           19,819.37       (10,649.47)
  3,746.57               0.00           30,830.93       (17,032.13)
  3,077.38               0.00           13,071.79        (5,902.56)
  3,030.87               0.00           21,199.13       (13,010.35)
  4,226.41               0.00           23,771.26       (13,971.88)
  5,447.74               0.00           12,962.26       (10,849.73)
  2,476.39               0.00           17,776.61        (7,061.43)
  2,034.94               0.00           13,086.76        (7,272.47)
  1,520.05               0.00           11,147.59        (2,612.33)
  6,023.18               0.00           18,387.27       (11,712.58)
  3,338.64               0.00           20,181.48       (11,659.26)
  7,979.79               0.00           16,078.76       (15,367.75)
  3,049.86               0.00           36,035.29       (11,548.42)
  2,003.39               0.00           22,298.15       (10,927.06)
  2,087.22               0.00           12,474.82        (6,189.11)
  2,002.46               0.00           18,025.04       (13,789.39)
  3,224.75               0.00            2,424.10        (5,258.29)
 11,332.01               0.00           56,589.74       (23,758.81)
  2,019.59               0.00           15,965.09        (8,954.44)
  2,677.44               0.00           17,385.65       (12,319.27)
  2,670.75               0.00           18,776.19        (8,154.85)
  3,630.97               0.00           32,533.41       (13,577.96)
  2,968.74               0.00           24,425.14       (13,415.91)
  4,141.86               0.00           24,033.64       (12,864.54)
  4,522.59               0.00           13,305.41        (8,707.27)
  1,712.36               0.00           15,734.55        (8,607.72)
  2,834.09               0.00           12,568.91        (3,046.71)
  1,720.92               0.00           12,268.61        (6,081.49)
  3,128.06               0.00           12,379.11        (8,174.19)
  5,903.70               0.00           23,822.64       (10,592.50)
  3,169.80               0.00           19,217.20        (9,690.58)
  6,348.70               0.00           21,209.94       (12,399.51)
  1,788.87               0.00           30,452.61        (8,608.92)
  2,722.80               0.00           23,019.77        (5,926.64)
  2,042.80               0.00           13,263.20        (3,042.86)
  4,366.19               0.00           16,856.81       (10,052.64)
  2,376.81               0.00           21,271.19        (9,495.87)
  2,713.73               0.00           (1,313.73)       (8,055.05)
  3,229.87               0.00           12,358.49        (6,696.91)

                                         Liquidated                                                                          Net
     Account      Customer               Principal          Sales           Insur.         Total       Repossession      Liquidation
FHA? Number         Name                  Balance          Proceeds        Refunds       Proceeds        Expenses          Proceeds
------------------------------------------------------------------------------------------------------------------------------------
      1937804 JEFFERY A HAWKINS          44,342.95        46,050.00       1,058.72       47,108.72      11,181.50          35,927.22
      1938729 RICHARD S GERRITY          28,196.31        25,400.00       1,671.28       27,071.28       6,602.00          20,469.28
      1939057 WAYNE FORGET               34,982.68        35,800.00       3,644.49       39,444.49       6,914.00          32,530.49
      1940410 JERRY WILSON               33,574.33        32,900.00       1,109.50       34,009.50       6,827.00          27,182.50
      1940428 JOSEPH K NELSON            34,807.61        33,400.00       1,041.25       34,441.25       6,842.00          27,599.25
      1940584 CHRIS B PAUL               52,367.88        55,800.00         827.63       56,627.63      11,474.00          45,153.63
      1940626 CHRISTOPHER A MCCLAIN      37,703.19        34,400.00       1,219.34       35,619.34       6,872.00          28,747.34
      1940816 MARCO DELEON               44,848.11        42,750.00           0.00       42,750.00      11,082.50          31,667.50
      1940915 KEVIN WILLIAMS             23,363.83        24,500.00           0.00       24,500.00       6,575.00          17,925.00
      1941756 LISA A TAYLOR              32,787.75        30,900.00           0.00       30,900.00       6,767.00          24,133.00
      1945211 WENDELL S CLIFTON          37,803.84        38,300.00       2,595.20       40,895.20       6,989.00          33,906.20
      1946961 ELIZABETH A CONNER         32,150.19        31,950.00           0.00       31,950.00       6,798.50          25,151.50
      1947373 HARRY SAMAIN               15,526.16        17,500.00         616.90       18,116.90       6,365.00          11,751.90
      1948561 LISA WOOD                  47,476.46        53,150.00       2,151.16       55,301.16      11,394.50          43,906.66
      1952126 CHRISTOPHER M SWEAT         7,493.74           500.00           0.00          500.00       1,100.00            (600.00
      1953751 DAVID SMITH                21,680.88        23,900.00          82.25       23,982.25       6,557.00          17,425.25
      1954262 ERVIN STULTS               29,176.43        24,900.00         956.47       25,856.47       6,587.00          19,269.47
      1954429 MIRANDA H VANDYKE          29,463.61        31,800.00       1,138.84       32,938.84       6,794.00          26,144.84
      1954684 SHARON D CANTRALL          31,429.06        33,300.00       1,358.83       34,658.83       6,839.00          27,819.83
      1954924 CARL W WEISS               50,720.46        50,050.00         187.16       50,237.16      11,301.50          38,935.66
      1955509 TIMOTHY W STROUPE          35,541.17        36,900.00         362.88       37,262.88       6,947.00          30,315.88
      1955848 JOE PHIPPS                 29,328.49        30,900.00         365.76       31,265.76       6,767.00          24,498.76
      1957158 DIANA COLEMAN              34,845.83        35,500.00           0.00       35,500.00       6,905.00          28,595.00
      1959642 HEIDI R PURTLE             48,746.65        47,900.00           0.00       47,900.00      11,237.00          36,663.00
      1960160 KATHY L DANIELS            42,880.91        35,800.00       1,123.26       36,923.26       6,914.00          30,009.26
      1960897 WILLIAM DAY                10,097.10             0.01         254.19          254.20       1,100.00            (845.80
      1960905 MIGUEL CORONADO            41,477.84        43,600.00           0.00       43,600.00      11,108.00          32,492.00
      1960970 TRAMPAS J SMITH            28,818.81        28,400.00         732.09       29,132.09       6,692.00          22,440.09
      1961671 JACK C THOMAS              38,985.64        32,000.00         688.96       32,688.96       6,800.00          25,888.96
      1962380 KIRK E OBRIEN              59,244.61        52,150.00       2,701.61       54,851.61      11,364.50          43,487.11
      1962869 MICHAEL C YOUNG            52,438.10        48,750.00       1,546.84       50,296.84      11,262.50          39,034.34
      1964923 MARK W INGE                30,424.84        29,900.00       1,675.97       31,575.97       6,737.00          24,838.97
      1966506 KATHY A BAXTER             75,700.46        78,800.00           0.00       78,800.00      12,164.00          66,636.00
      1967389 SANDRA K HINKLEY           24,226.67        22,900.00           0.00       22,900.00       6,527.00          16,373.00
     *1849918 JEFFREY T JACKSON          10,525.11             0.00      10,954.17       10,954.17           0.00          10,954.17





                                 --------------------------------------------------------------------------------------------------
                                 2,736,727.79     2,688,030.07      63,125.87        2,751,155.94     618,909.75       2,132,246.19
                                 ==================================================================================================

                                           Net           Current
  Unrecov.         FHA Insurance        Pass Thru       Period Net     Cumulative
  Advances            Coverage          Proceeds        Gain/(Loss)    Gain/(Loss)
----------------------------------------------------------------------------------
  5,939.10               0.00           29,988.12       (14,354.83)
  5,155.96               0.00           15,313.32       (12,882.99)
  3,706.53               0.00           28,823.96        (6,158.72)
  3,304.92               0.00           23,877.58        (9,696.75)
  3,687.80               0.00           23,911.45       (10,896.16)
  8,662.10               0.00           36,491.53       (15,876.35)
  3,816.74               0.00           24,930.60       (12,772.59)
  7,418.23               0.00           24,249.27       (20,598.84)
  2,389.66               0.00           15,535.34        (7,828.49)
  1,250.94               0.00           22,882.06        (9,905.69)
  6,229.04               0.00           27,677.16       (10,126.68)
  2,927.96               0.00           22,223.54        (9,926.65)
  3,218.49               0.00            8,533.41        (6,992.75)
  5,729.24               0.00           38,177.42        (9,299.04)
  1,985.14               0.00           (2,585.14)      (10,078.88)
  2,944.43               0.00           14,480.82        (7,200.06)
  2,837.67               0.00           16,431.80       (12,744.63)
  2,919.35               0.00           23,225.49        (6,238.12)
  2,545.10               0.00           25,274.73        (6,154.33)
  4,794.28               0.00           34,141.38       (16,579.08)
  3,163.34               0.00           27,152.54        (8,388.63)
  2,407.77               0.00           22,090.99        (7,237.50)
  2,412.88               0.00           26,182.12        (8,663.71)
  2,500.76               0.00           34,162.24       (14,584.41)
  6,688.22               0.00           23,321.04       (19,559.87)
  2,551.10               0.00           (3,396.90)      (13,494.00)
  5,293.73               0.00           27,198.27       (14,279.57)
  3,399.65               0.00           19,040.44        (9,778.37)
  4,084.24               0.00           21,804.72       (17,180.92)
  3,999.27               0.00           39,487.84       (19,756.77)
  2,680.66               0.00           36,353.68       (16,084.42)
  3,102.71               0.00           21,736.26        (8,688.58)
  7,507.17               0.00           59,128.83       (16,571.63)
  2,073.86               0.00           14,299.14        (9,927.53)
    567.77               0.00           10,386.40          (138.71)





-------------------------------------------------------------------------------------
310,021.38               0.00        1,822,224.81      (914,502.98)    (3,908,143.12)
=====================================================================================
*Chargeoff

OAKWOOD MORTGAGE INVESTORS, INC. 1999-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                                              Sep-00

CERTIFICATE PRINCIPAL ANALYSIS

PRINCIPAL

                                                Original          Beginning        Beginning Principal     Current        Current
                    Cert.                     Certificate        Certificate        Shortfall Carry-      Principal      Principal
                    Class                       Balances           Balances                Over               Due           Paid
------------------------------------------------------------------------------------------------------------------------------------
Senior Certificates
A-1                                           72,200,000.00      33,702,644.56                          3,787,875.73   3,585,684.00

A-2                                          174,270,000.00     174,270,000.00                                  0.00           0.00

                                          ------------------------------------------------------------------------------------------
Total Certificate Principal Bal.             246,470,000.00     207,972,644.56             0.00         3,787,875.73   3,585,684.00
                                          ==========================================================================================


                                           Ending Principal          Ending                           Principal Paid
                    Cert.                  Shortfall Carry-       Certificate            Pool           Per $1,000
                    Class                         Over               Balances            Factor         Denomination
---------------------------------------------------------------------------------------------------------------------
Senior Certificates

A-1                                           202,191.73        30,116,960.56          41.71324%          49.663213

A-2                                                 0.00       174,270,000.00         100.00000%           0.000000

                                          ------------------------------------
Total Certificate Principal Bal.              202,191.73       204,386,960.56
                                          ==========================================================================



                                            Original              Beginning        Beginning Principal        Current       Current
Subordinate Certificates                   Certificate           Certificate        Shortfall Carry-         Principal     Principal
                                             Balances              Balances                Over                  Due          Paid
                                          ------------------------------------------------------------------------------------------
M-1                                           20,808,000.00      20,808,000.00             0.00                 0.00           0.00
M-1 Outstanding Writedown                                                 0.00

M-2                                           16,004,000.00      16,004,000.00             0.00                 0.00           0.00
M-1 Outstanding Writedown                                                 0.00

B-1                                           16,004,000.00      16,004,000.00             0.00                 0.00           0.00
B-1 Outstanding Writedown                                                 0.00

B-2                                           20,807,916.00      20,807,916.00             0.00                 0.00           0.00
B-2 Outstanding Writedown                                                 0.00
                                          ------------------------------------------------------------------------------------------
Total Excluding Writedown Bal.                73,623,916.00      73,623,916.00             0.00                 0.00           0.00
                                          ==========================================================================================
All Certificates Excluding Writedown Bal.    320,093,916.00     281,596,560.56             0.00         3,787,875.73   3,585,684.00
                                          ==========================================================================================



                                              Ending Principal         Current         Ending                      Principal Paid
Subordinate Certificates                      Shortfall Carry-        Writedown/    Certificate         Pool         Per $1,000
                                                     Over              (Writeup)       Balances         Factor       Denomination
                                          --------------------------------------------------------------------------------------
M-1                                                 0.00                           20,808,000.00     100.00000%        0.000000
M-1 Outstanding Writedown                                                0.00               0.00

M-2                                                 0.00                           16,004,000.00     100.00000%        0.000000
M-1 Outstanding Writedown                                                0.00               0.00

B-1                                                 0.00                           16,004,000.00     100.00000%        0.000000
B-1 Outstanding Writedown                                                0.00               0.00

B-2                                                 0.00                           20,605,724.27      99.02829%        0.000000
B-2 Outstanding Writedown                                          202,191.73         202,191.73
                                          -------------------------------------------------------
Total Excluding Writedown Bal.                      0.00           202,191.73      73,421,724.27
                                          =======================================================
All Certificates Excluding Writedown Bal.     202,191.73           202,191.73     277,808,684.83
                                          =======================================================

OAKWOOD MORTGAGE INVESTORS, INC. 1999-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                             Sep-00


CERTIFICATE INTEREST ANALYSIS


                                 Beginning Carry-                     Current Carry-
   Senior          Pass-Through    Over Priority   Current Priority    Over Priority                 Ending Carry-
Certificates           Rate      Interest Balance  Interest Accrual  Interest Accrual      Paid      Over Balance
                   -----------------------------------------------------------------------------------------------
A-1                  6.80125%              0.00        191,016.76             0.00       191,016.76        0.00

A-2                  7.47500%              0.00      1,085,556.88             0.00     1,085,556.88        0.00

                              ---------------------------------------------------------------------------------

                              =================================================================================
Total                                      0.00      1,276,573.64             0.00     1,276,573.64        0.00
                              =================================================================================


                   Interest Paid
   Senior            Per $1,000     Total Class
Certificates        Denomination    Distribution
                   -----------------------------


A-1                   2.64566      3,776,700.76

A-2                   6.22917      1,085,556.88

                             ------------------

                             ==================
Total                              4,862,257.64
                             ==================


                                        Beginning Carry-                         Current Carry-        Priority     Ending Carry-
Subordinate             Pass-Through      Over Priority      Current Priority     Over Priority        Interest     Over Priority
Certificates                Rate        Interest Balance     Interest Accrual   Interest Accrual         Paid     Interest Balance
                        -----------------------------------------------------------------------------------------------------------

M-1                       8.07000%                0.00           139,933.80              0.00        139,933.80             0.00

M-2                       8.75000%                0.00           116,695.83              0.00        116,695.83             0.00

B-1                       6.90000%                0.00            92,023.00              0.00         92,023.00             0.00

B-2                       6.90000%                0.00           119,645.52              0.00        119,645.52             0.00

Service Fee                                       0.00           234,663.80              0.00        117,331.90       117,331.90

X                                         2,993,640.14           475,333.83              0.00              0.00     3,468,973.97

R                                                 0.00                 0.00              0.00              0.00             0.00
                                   ------------------------------------------------------------------------------------------------
Total                                     2,993,640.14         1,178,295.78              0.00        585,630.05     3,586,305.87
                                   ================================================================================================
All Certificates                          2,993,640.14         2,454,869.42              0.00      1,862,203.69     3,586,305.87
                                   ================================================================================================
Unreimbursed Guarantee Payments                   0.00                             119,645.52              0.00       119,645.52
                                   ================================================================================================


                                Beginning
                                Carry Over   Current
                                Writedown   Writedown   Current Carry-                  Ending Carry-   Interest Paid
Subordinate                     Interest     Interest   Over Writedown     Writedown    Over Writedown    Per $1,000   Total Class
Certificates                    Balance      Accrued   Interest Accrued  Interest Paid Interest Balance  Denomination  Distribution
                                ----------------------------------------------------------------------------------------------------

M-1                                0.00        0.00         0.00           0.00             0.00           6.72500      139,933.80

M-2                                0.00        0.00         0.00           0.00             0.00           7.29167      116,695.83

B-1                                0.00        0.00         0.00           0.00             0.00           5.75000       92,023.00

B-2                                0.00        0.00         0.00           0.00             0.00           5.75000      119,645.52

Service Fee                                                                                                             117,331.90

X                                                                                                                             0.00

R                                                                                                                             0.00
                                -----------------------------------------------------------------                  ----------------
Total                              0.00        0.00         0.00           0.00             0.00                        585,630.05
                                =================================================================                  ================
All Certificates                   0.00        0.00         0.00           0.00             0.00                      5,447,887.69
                                =================================================================                  ================
Unreimbursed Guarantee Payments                                                                                               0.00
                                ===================================================================================================

                                                                                       Total Distribution             5,447,887.69
                                                                                                                   ================

                                                                                       Limited Guarantee                119,645.52
                                                                                       Cumulative Unpaid X            3,468,973.97
                                                                                       Cumulative Unpaid Svc Fee        117,331.90
                                                                                       O/S Write-downs                  202,191.73
                                                                                                                   ----------------
                                                                                                                      3,908,143.12
                                                                                                                   ================